                                                                   EXHIBIT 4.1


   NUMBER                                                            SHARES

                           [DISCOVERY PARTNERS LOGO]

                     DISCOVERY PARTNERS INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR CERTAIN DEFINITIONS
THE STATE OF DELAWARE                        CUSIP 254675 10 1








THIS CERTIFIES THAT

                    ----------------------------------------

IS THE RECORD HOLDER OF

                    ----------------------------------------

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                              $.001 PAR VALUE, OF

                     DISCOVERY PARTNERS INTERNATIONAL, INC.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                     [SEAL]

/s/ JACK FITZPATRICK                                   /s/ RICCARDO PIGLIUCCI
----------------------------                           -------------------------
CHIEF FINANCIAL OFFICER                                CHAIRMAN AND CHIEF
AND SECRETARY                                          EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:

     AMERICAN STOCK TRANSFER & TRUST COMPANY
               TRANSFER AGENT AND REGISTRAR,


               AUTHORIZED OFFICER



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                     DISCOVERY PARTNERS INTERNATIONAL, INC.

        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ____________ Custodian ____________
        TEN ENT   --  as tenants by the entireties                              (Cust)                (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to  Minors
                      survivorship and not as tenants                        Act _______________________________
                      in common                                                   (State)
                                                        UNIF TRF MIN ACT  -- __________ Custodian (until age ___)
                                                                               (Cust)
                                                                             __________ under Uniform Transfers
                                                                              (Minor)
                                                                             to Minors Act _____________________
                                                                                                  (State)


    Additional abbreviations may also be used though not in the above list.


        For value received,___________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer such shares on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                 _______________________________________________

                                 _______________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                         CORRESPOND WITH THE NAME AS WRITTEN
                                         UPON THE FACE OF THE CERTIFICATE IN
                                         EVERY PARTICULAR, WITHOUT ALTERATION OR
                                         ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:




By____________________________________
THE SIGNATURE MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT
TO S.E.C. RULE 17Ad-15.